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                                                                   Exhibit 10.31

                              AMENDMENT NO. 4 TO
                        AGREEMENT FOR THE PROVISION OF
                      FIBER OPTIC FACILITIES AND SERVICES
                                    BETWEEN
                          ALABAMA POWER COMPANY AND
                    SOUTHERN INTEREXCHANGE FACILITIES, INC.
                           APC CONTRACT NUMBER SI001

     THIS AMENDMENT, effective as of January 1, 1994, is to the Agreement for the Provision of Fiber Optic Facilities and Services between Alabama Power Company and Southern Interexchange Facilities, Inc., APC Contract Number SI00l, dated as of March 29, 1990 and amended on March 29, 1990, March 22, 1991, December 1, 1991 and September 23, 1992 (the "Agreement").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, on or about December 30, 1993 Southern Interexchange Facilities, Inc. ("SI"), a party to the Agreement, will merge with its affiliate, Delta Communications, Inc. following which merger, Delta Communications, Inc. will be the surviving corporation whose name shall be changed to DeltaCom, Inc. ("Delta"), an Alabama corporation; and

     WHEREAS, Delta has agreed to assume all obligations of SI under the Agreement, and

     WHEREAS, Alabama Power Company ("APC") consents to the assignment of the Agreement to Delta under the terms and conditions below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. Delta hereby certifies that SI has transferred to Delta all of its rights, liabilities, titles, interest, responsibilities and obligations in, to and under the Agreement which now exist or might hereinafter accrue to SI under the Agreement, and APC hereby agrees to the substitution of Delta in lieu of SI as the other party to the Agreement.

     2. Delta hereby accepts and agrees to perform all the liabilities, responsibilities, and obligations of SI under the Agreement and consents to be bound by all of the terms and conditions thereof as fully and to the same extent as if Delta had been the original party to the Agreement.

     3. APC does hereby consent to the assignment of the Agreement and all of the rights, obligations, responsibilities, liabilities, title and interest thereunder to Delta. Following the effective date of this Amendment, wherever "SI" appears in the Agreement, "Delta" shall be substituted therefor.


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     4.  The parties agree that Delta, having herein agreed to be bound by all the terms and promises of the Agreement, shall not be required to sign a counterpart of the Agreement pursuant to Article 22 of the Agreement.

     5. It is expressly understood and agreed by and among the parties that APC's consent to this assignment shall not be deemed or treated as a waiver on APC'S part of the requirement of its approval of any future assignment, transfer or substitution, nor shall such consent be deemed or treated as a waiver of any of the terms and conditions of the Agreement, except as specifically provided in paragraph 4, above, it being expressly agreed and understood that all of such terms and conditions shall be and remain in full force and effect.

     6. It is further understood and agreed by and among the parties that, by agreeing to this amendment, Delta shall not be deemed to have waived any provision of the Agreement, except as specifically provided in paragraph 4, above, and particularly any provision of Article 22.1 of the Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to be duly executed as of the date stated above.

ALABAMA POWER COMPANY                             DELTACOM, INC.

By:  /s/ Travis J. Bowden                         By:  /s/ Foster McDonald
   -----------------------------                     --------------------------

Name:  Travis J. Bowden                           Name: Foster McDonald
     ---------------------------                       ------------------------
        (Print or type)

Title: Vice-President                             Title: President
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